Exhibit 10.25


                          TITANIUM DIOXIDE PRODUCTS AND
                               TITANIUM CHEMICALS
                             DISTRIBUTION AGREEMENT

     This Agreement is made as of January 1, 2005 between each entity listed as a "Seller" on Schedule 1 attached hereto (each a "Seller" and collectively the "Sellers") and each entity listed as a "Distributor" on Schedule 2 (each a "Distributor" and collectively the "Distributors").

                                    RECITALS

Seller   manufactures  and/or  sells  Titanium  Dioxide  Products  and  Titanium
Chemicals ("Products").

Distributor desires to purchase Products and to engage in the business of marketing and promoting sales of Products in the territory (the "Territory") set forth under Distributor's name in Schedule 3; and

Pursuant to the terms of this Agreement, Distributor desires to purchase Products from Seller for resale and Seller desires to authorize Distributor to purchase Products for resale in the Territory;

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties agree as follows:

1. Grant. Seller appoints Distributor as a distributor in the Territory to sell Products and solicit purchases of Products in the Territory. Distributor may act as a distributor of Products outside of the Territory with prior written consent from Seller. Seller may sell Products inside Distributor's Territory with prior written consent from Distributor.

2. Acceptance. Distributor hereby accepts appointment as the Seller's Distributor in the Territory and agrees to use best efforts to sell in the Territory Products of Seller and to promote the sales of Seller's Products in the Territory.

3. Facilities, Equipment, Personnel. Distributor shall obtain, use, maintain and provide adequate equipment, facilities and personnel to perform its functions under this Agreement and shall make them available to Seller upon request from Seller and at no cost to Seller.

4. Samples and Information. Distributor shall use its best efforts to provide purchasers and prospective purchasers of Products all information, samples and materials concerning Products that such purchasers and prospective purchasers request and that Seller makes available and provides to Distributor for such purposes.

     Seller shall make available at its own expense to Distributor, samples of Products, technical or sales information, brochures, advertising, labeling and other materials that Seller deems appropriate to enable Distributor to promote the sale of, and obtain orders for Products.

5.   Collections,  Credit,  Complaints.  Distributor  shall,  without additional compensation other than what is provided for in this Agreement, send invoices to and make collections from customers for all Products purchased hereunder. Seller shall fully cooperate with Distributor in all collection activities, but Distributor shall have the sole responsibility for collections. Distributor shall conduct collections in its own name and at its own expense. Distributor also shall be responsible for obtaining credit information from customers and establishing customer accounts.

6. Bad Debts. Distributor shall bear the entire risk for uncollected funds from customers.

7. Expenses. Except as otherwise expressly set forth herein, all expenses incurred by Distributor pursuant to this Agreement shall be for Distributor's account without compensation or reimbursement to Distributor by Seller. Distributor shall incur no expenses for the account of Seller without the prior written consent of Seller.

8. Customer Complaints. Distributor shall handle customer complaints related to the Product and shall provide Seller with specific details regarding the nature of the complaints and remedies taken or any additional action that may be required by the Seller for the resolution of the complaints.

9. Delivery. Passage of title shall take place at Seller's dock. Seller is responsible for all transportation and related charges, including local and other applicable taxes arising from shipment to the first warehouse (Distributor's or customer's warehouse). All transportation and related charges arising from shipment beyond the first warehouse shall be paid by Distributor.

10. Pricing. Distributor's purchase price for Products acquired from Seller (the "Price") shall be the average realized market price of the Products to all customers (after discounts and rebates) less the deductions as defined on Schedule 4 attached hereto. The Price shall be calculated quarterly based on prior quarter actual net sales prices and shall be effective on the first (1st) accounting day of the second month following the end of each quarter. The Distributor is responsible for all price negotiations with the customer.

11. Currency and Exchange Rate. Sales of Products will be denominated in the currency of the Distributor.

12. Payment Terms. Distributor shall pay the Price due to Seller hereunder net 15 days from month end for Products purchased by Distributor and delivered to Distributor or Customer during such month. Distributor may offset amounts due to Seller through the Kronos netting system.


13. Product Warranties. Seller warrants that at the time of delivery to Distributor, the Products shall conform in all material respects to the specifications for such Products published by Seller. Seller further warrants that it will convey to Distributor good title to the Products free from any lawful encumbrance. Seller MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE, NOR IS THERE ANY OTHER EXPRESS OR IMPLIED WARRANTY.

14. Returns and Adjustments. In the event of a breach of the warranty set forth herein, Seller and Distributor shall negotiate in good faith to reach an equitable Product replacement or Price adjustment.

15. Product Allocation. Distributor receives all customer orders and places such orders with Seller. Seller may accept or reject an order. In the event of Seller's inability to supply the total requirements for the Products specified in Distributor's order, Seller may allocate its available supply of Products among any or all purchasers on such basis as Seller, in its reasonable discretion, may deem fair and practical.

16. Distributor Non-Agent. Distributor is an independent contractor of Seller. Nothing in this Agreement shall be construed to constitute or designate Distributor or its agents as an agent or legal representative of Seller for the purpose of binding Seller to any representation, commitment or agreement or express or implied warranty made by Distributor.

17. Term. The term of this Agreement shall begin on the date first written above (the "effective date") and shall continue in full force and effect for one year from the effective date, subject to automatic renewal for a consecutive one year term, unless terminated pursuant to the terms of this Agreement.

18.  Termination

     (a) Without Cause. Either Seller or Distributor may terminate this Agreement at any time by giving written notice of termination, via Registered or Certified Mail, to the other party at least one hundred and eighty (180) days prior to the effective date of termination. This Agreement may be terminated for any reason or no reason and with or without cause.

     (b) For Cause. This Agreement may be terminated if either party shall violate a material term of this Agreement and fail to discontinue the violation or to cure the violation within thirty (30) days after the receipt of written notice of the violation.

19. Limitation of Liability. In no event shall either party be liable to the other for any type of indirect, special, consequential, exemplary, or punitive damages, including but not limited to loss of profit or revenue or loss of operating time or production.

20. Force Majeure. In the event of war, fire, flood, strike, labor trouble, breakage, or failure of performance of equipment, or shortage or inadequacy of raw materials, supplies or equipment, accident, riot, act of governmental authority, acts of God, or other similar contingencies beyond the reasonable control of Seller interfering with Seller' production, supply, transportation or use of raw materials of Products, or in the event of inability to obtain, on terms deemed by Seller to be practicable, any raw material (including energy source) used in connection with production of Products, quantities so affected shall be eliminated from quantities ordered without any liability of Seller, but the terms shall otherwise remain unaffected. Seller may, during any period of shortage, due to any of the causes indicated in this paragraph, allocate its available supply of Products among any or all purchasers on such basis as Seller, in its reasonable discretion, may deem fair and practical.

21. Assignments; Amendment. This Agreement shall not be assigned by Distributor in whole or in part without the prior written consent of Seller. This Agreement may be amended at any time by the mutual consent of both parties.

22. Entirety. All Schedules and Exhibits to this Agreement are incorporated by reference herein and shall form a part of this Agreement as though expressly set forth herein. There is no understanding, representation, or warranty of any kind expressed or implied, not expressly set forth in this Agreement. No modification of this Agreement shall be of any force or effect unless in writing signed by the party to be bound.


IN WITNESS WHEREOF, the parties below have executed this agreement as of the date first written above.

DISTRIBUTOR:

KRONOS DENMARK ApS


By:/s/ Volker Roth                      By:/s/ Andrew Kasprowiak
-----------------------------           -------------------------------

Name: Volker Roth                       Name: Andrew Kasprowiak
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS EUROPE S.A./N.V.


By:/s/ Erik van der Auwera              By:/s/ Henry Basson
-----------------------------           -------------------------------

Name: Erik van der Auwera               Name: Henry Basson
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS TITAN GmbH


By:/s/ Volker Roth                      By:/s/ Ufert Fiand
-----------------------------           -------------------------------

Name: Volker Roth                       Name: Ufert Fiand
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS LIMITED


By:/s/ Paul Turner
-----------------------------

Name: Paul Turner
-----------------------------

Title:
-----------------------------

SOCIETE INDUSTRIELLE DU TITANE, S.A.


By:/s/ Thomas Cerny
-----------------------------

Name:Thomas Cerny
-----------------------------

Title:
-----------------------------

KRONOS BV


By:/s/ Erik van der Auwera              By:/s/ Henry Basson
-----------------------------           -------------------------------

Name: Erik van der Auwera               Name: Henry Basson
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS (US), INC.


By:/s/ Gregory M. Swalwell
-----------------------------

Name: Gregory M. Swalwell
-----------------------------

Title:Vice President Finance; Chief FInancial OFficer
------------------------------------------------------

KRONOS CANADA, INC.


By:/s/ Antoine Doan
-----------------------------

Name: Antoine Doan
-----------------------------

Title:
-----------------------------



SELLER:

KRONOS TITAN GmbH


By:/s/ Volker Roth                      By:/s/ Ufert Fiand
-----------------------------           -------------------------------

Name: Volker Roth                       Name: Ufert Fiand
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS EUROPE S.A./N.V.


By:/s/ Erik van der Auwera              By:/s/ Henry Basson
-----------------------------           -------------------------------

Name: Erik van der Auwera               Name: Henry Basson
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS TITAN AS


By:/s/ Terje Karlsen                    By:/s/Per Thoen
-----------------------------           -------------------------------

Name: Terje Karlsen                     Name: Per Thoen
-----------------------------           -------------------------------

Title:                                  Title:
-----------------------------           -------------------------------

KRONOS (US), INC.


By:/s/ Gregory M. Swalwell
-----------------------------

Name: Gregory M. Swalwell
-----------------------------

Title:Vice President Finance; Chief FInancial OFficer
------------------------------------------------------

KRONOS CANADA, INC.


By:/s/ Antoine Doan
-----------------------------

Name: Antoine Doan
-----------------------------

Title:
-----------------------------




                                   SCHEDULE 1
                                     SELLER

The following entities are each a "Seller" under the Agreement

1.   Kronos Titan GmbH
2.   Kronos Europe S.A./N.V.
3.   Kronos Canada, Inc.
4.   Kronos Titan AS
5.   Kronos (U.S.), Inc.



                                   SCHEDULE 2
                                   DISTRIBUTOR

The following entities are each a "Distributor" under the Agreement. With respect to each entity listed below that is also listed as a "Seller" on
Schedule 1 attached hereto, the parties understand and agree that such entity is included in the Agreement for purposes of selling to, or purchasing from, other Distributors and Sellers, respectively, hereunder and not itself.

1.   Kronos Denmark ApS
2.   Kronos (US), Inc.
3.   Kronos Canada, Inc.
4.   Kronos Europe S.A./N.V.
5.   Kronos Titan GmbH
6.   Kronos Limited
7.   Societe Industrielle Du Titane, S.A.
8.   Kronos BV


                                   SCHEDULE 3
                                    TERRITORY

Each Distributor is authorized to sell the Products listed below in each "Territory" listed below.

1.   Kronos Denmark ApS: Denmark.
2.   Kronos (US), Inc.: U.S., Mexico
3.   Kronos Canada, Inc.: Canada
4.   Kronos Europe S.A./N.V.: Belgium, Luxembourg
5.   Kronos Titan GmbH: Germany
6.   Kronos Limited: the United Kingdom, Ireland
7.   Societe Industrielle Du Titane, S.A.: France
8.   Kronos BV: the Netherlands



                                   SCHEDULE 4
                                     PRICING

1. The Price (except as set forth in 2 below) for each Distributor shall be the average realized market price of the Products to all customers (after discounts and rebates) less:

     a.   Customs and Duties
     b.   7% margin (% of averaged realized market price)

2. The Price for Products purchased by Kronos Limited from Kronos BV shall be the average realized market price of the Products to all customers (after discounts and rebates) less:

     a.   8% margin (% of averaged realized market price)

The average realized market price is the average invoiced price of all sales during the quarter.